SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 4, 2006
                                                          -------------

                    International Thoroughbred Breeders, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         0-9624                   22-2332039
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(State or other jurisdiction         (Commission               (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


  Suite 1300, 1105 N. Market St., PO Box 8985, Wilmington, Delaware, 19899-8985
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               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (302) 427-7599
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-14(C))


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                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

Item 8.01 Other Events

     On July 5, 2006 International Thoroughbred Breeders, Inc. issued a press release attached hereto as Exhibit 99.1 and by this reference incorporated herein, announcing the Company executed a Memorandum of Understanding with Super Resorts (Macau) Ltd.


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

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC
                                AND SUBSIDIARIES

Item 9.01 Exhibits

     (d) Exhibits

     Exhibit 99.1 Press Release, dated July 5, 2006, issued by International Thoroughbred Breeders, Inc.




                          [THE SIGNATURE PAGE FOLLOWS]


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

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC
                                AND SUBSIDIARIES

                                   SIGNATURES

     Pursuant to the requirements of the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         INTERNATIONAL THOROUGHBRED
                         BREEDERS, INC.

                         By: /s/Francis W. Murray
                            -----------------------
                                Francis W. Murray
                                President, Chief Executive Officer and
                                Treasurer


Date: July 5, 2006